UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2014

SAPIENT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28074	04-3130648
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

131 Dartmouth Street, Boston, MA 02116
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 621-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2014, the Board of Directors of Sapient Corporation (the “Company” or “Sapient”) adopted an amendment (the “Amendment”) to Article 5 of the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective immediately.  The Amendment added Section 5.10 to the Bylaws which provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be a state or federal court located within the State of Delaware.

The foregoing summary of the Amendment is qualified in its entirety to the text of the Amendment, which is attached as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment No. 1 to Amended and Restated Bylaws of Sapient Corporation

Notice to Investors

The tender offer for the outstanding common stock of Sapient has not yet commenced.  This communication is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of Sapient.  The solicitation and offer to buy common stock of Sapient will only be made pursuant to an Offer to Purchase and related materials.  At the time the tender offer is commenced, Publicis Groupe S.A. and 1926 Merger Sub Inc. will file a tender offer statement on Schedule TO with the SEC and Sapient will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.  Investors are urged to read these materials when they become available, as well as any other relevant documents filed with the SEC when they become available, carefully and in their entirety because they will contain important information, including the terms and conditions of the tender offer.  Investors may obtain a free copy of the Solicitation/Recommendation Statement and other documents (when available) that Sapient files with the SEC at the SEC’s website at www.sec.gov, or free of charge from Sapient at www.sapient.com or by directing a request to Sapient at dridlon@sapient.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this announcement regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, future capital structure and liquidity, benefits of the proposed transaction, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of the Company constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets” and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to obtain requisite regulatory approvals, the tender of a majority of the outstanding shares of common stock of Sapient and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; and the other factors and financial, operational and legal risks or uncertainties described in the Company’s public filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent Quarterly Reports on Form 10-Q, as well as the tender offer documents to be filed by Publicis Groupe S.A. and the Solicitation/Recommendation Statement to be filed by Sapient. Sapient disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAPIENT CORPORATION

Date: November 3, 2014	By:	/s/ Joseph A. LaSala, Jr.
Name: Joseph A. LaSala, Jr.
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 1 to Amended and Restated Bylaws of Sapient Corporation